                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               JAYARK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)

    4) Proposed maximum aggregate value of transaction:

    5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                                     NOTICE
                                       OF
                                 ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS


                                   To Be Held
                                February 27, 2001


To the Stockholders:

         The annual meeting of the stockholders of Jayark Corporation (the "Company") will be held at 300 Plaza Drive, Vestal, New York 13580, on February 27, 2001, at 9:00 a.m. Local time, for the following purposes:

         1. To elect five (5) additional directors to serve until the expiration of their three-year terms and until their successors are duly elected and qualified;

         2. To ratify the appointment by the Board of Directors of KPMG as the independent accountants of the Company for the fiscal year ending April 30, 2001.

         3. To approve the Company's 2001 Stock Option Plan.

         4. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on January 8, 2001, are entitled to notice of and to vote at the annual meeting or adjournment(s) thereof.

         Your attention is called to the proxy statement on the following pages. We hope that you will attend the annual meeting. If you do not plan to attend, kindly sign, date, and mail the enclosed proxy in the envelope, which requires no postage if mailed in the United States. Your vote is important regardless of the number of shares you own.

By Order Of The Board Of Directors

/s/ David Koffman, President
----------------------------



January 19, 2001

                               JAYARK CORPORATION

                                 PROXY STATEMENT

                   Mailed to Stockholders on January 23, 2001

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of Jayark Corporation (the "Company") of proxies in the enclosed form for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. Local time at 300 Plaza Drive, Vestal, New York 13580, on February 27, 2001, and at any adjournment(s) thereof.

         A copy of the Company's Annual Report on Form 10-K for the year ended April 30, 2000, is enclosed.

         The solicitation of proxies in the accompanying form will be made at the Company's expense, primarily by mail and through brokerage and banking institutions. Those institutions will be requested to forward soliciting materials to the beneficial owners of the stock held of record by them and will be reimbursed for their reasonable forwarding expenses.

         Any proxy given pursuant to such solicitation and received in time for the meeting will be voted in accordance with the instructions, if any, given in that proxy. If no instructions are specified, proxies will be voted FOR the election of the nominees named in Proposal Number 1 of this Proxy Statement and in favor of the additional proposals set forth herein. At the date of this Proxy Statement, the management of the Company does not know of any business to be presented at the Annual Meeting other than those matters that are set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgement of the persons named in the proxy. Any proxies may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof.

         Only stockholders of record at the close of business on January 8, 2001, are entitled to notice of and to vote at the Annual Meeting or adjournments thereof. At that date, the Company had outstanding 2,766,396 shares of common stock, $.01 par value (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote. Abstentions and broker non-votes will be included in the determination of the number of shares represented at the Annual Meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes cast and will not affect the outcome of a proposal.

           Principal Stockholders And Security Ownership of Management

         The following sets forth as of April 30, 2000, the holdings of the Company's Common Stock by those persons owning of record, or known by the Company to own beneficially, more than 5% of the Common Stock, the holdings by each director or nominee, the holdings by certain executive officers and by all of the executive officers and directors of the Company as a group.

==================================================================================================================
                                                PRINCIPAL STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------
                                                             Amount and Nature of        Note (1)           % of
            Name and Address of Beneficial Owner             Beneficial Ownership                           Class
==================================================================================================================
David L. Koffman
300 Plaza Drive, Vestal, NY 13850                                 1,283,033                                 46.4%
------------------------------------------------------------------------------------------------------------------
Vulcan Properties, Inc.
503 Eighth Avenue, Suite 300, NY, NY 10018                          292,189                                 10.6%
------------------------------------------------------------------------------------------------------------------
Burton I. Koffman
300 Plaza Drive, Vestal, NY 13850                                   185,819               (2),(3)            6.7%
------------------------------------------------------------------------------------------------------------------
Ruthanne Koffman
300 Plaza Drive, Vestal, NY 13850                                   183,065                                  6.6%
------------------------------------------------------------------------------------------------------------------
Jeffrey P. Koffman
150 East 52nd Street, New York, NY 10022                            146,102                                  5.3%
------------------------------------------------------------------------------------------------------------------
Frank Rabinovitz
6116 Skyline Drive, Houston, TX 77057                                68,426                                  2.5%
------------------------------------------------------------------------------------------------------------------
Robert C. Nolt
300 Plaza Drive, Vestal, NY 13850                                    10,000                                  0.4%
==================================================================================================================
All Directors & Executive Officers as a Group                     1,507,561                                 54.5%
==================================================================================================================

(1) All shares are owned directly by the individual named, except as set forth herein. Includes actual shares beneficially owned and Employee and Director Stock Options exercisable within 60 days. David L. Koffman and Jeffrey P. Koffman are sons of Burton I. Koffman. Ruthanne Koffman is the wife of Burton I. Koffman.

(2) Excludes 3,700 shares owned by a charitable foundation of which Burton I. Koffman is President and Trustee.

(3) Includes 53,700 shares owned as tenants in common by brothers Richard E. Koffman and Burton I. Koffman.


                                PROPOSAL NUMBER 1

                              Election of Directors

         Five (5) directors are to be elected by the stockholders, to the Company's classified Board of Directors, to hold office for a three-year period and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

         The Company's nominees for election as directors are listed below. The affirmative a vote of a plurality of the votes of the cast by stockholders present in person or represented by proxy at the meeting and entitled to vote is required for the election of each of five directors. While the Board of Directors has no reason to believe that any of those named will not be available as a candidate, should such a situation arise, the proxy will be voted for the election of substitute nominees selected by the Board.


                              Nominees For Director

     Name                  Age              Term              Positions & Offices       Director Since
                                            Expires           Presently Held

David Koffman              41               2000              Chairman, President,           1983
                                                              Chief Executive Officer
                                                              and Director

Frank Rabinovitz           57               2000              N/A                            1989

Richard Ryder              55               N/A               Director                        N/A

Stephen Fisher             55               N/A               N/A                             N/A

Paul Garfinkle             59               N/A               N/A                             N/A

         Dr. Ryder is a practicing physician in the Binghamton, New York area for the past 23 years. He is board certified in cardiology and internal medicine. Dr Ryder is a graduate of Wake Forest University Medical School and pursued his cardiology training at Georgetown University.

         Mr. Fisher is the President of Fisher Medical Corporation, the wholly owned subsidiary of Jayark Corporation. Prior to joining the Company, he was the principal and co-founder of Fisher Medical LLC. He was CEO and Chairman of Vivax Medical Corporation from 1996 until he resigned in 1998 to start Fisher Medical. From 1991 to 1996 he was President of Aztech Corporation, a firm specializing in business development, mergers and acquisitions and technology licensing. Prior thereto, he was President of Materials Systems, Ltd., an engineering and management consulting firm. He was an INCRA Fellow at Carnegie-Mellon University and an Assistant Professor of engineering and conducted research at West Virginia Institute of Technology and Virginia Polytechnic Institute.

         Mr. Garfinkle is currently a business consultant, having retired in 2000 from BDO Seidman, LLP, where he had been employed for 36 years and was an audit partner for 26 years.

         The following table is a listing of current Directors of the Company:

---------------------------------------------------------------------------------------------------------------------------------
                                                         CURRENT DIRECTORS

                                    TERM                                                                              DIRECTOR
     NAME                  AGE     EXPIRES                   POSITION PRESENTLY HELD                                   SINCE
---------------------------------------------------------------------------------------------------------------------------------
David Koffman              41       2000      Chairman, President, Chief Executive Officer and Director                 1983
---------------------------------------------------------------------------------------------------------------------------------
Frank Rabinovitz           57       2000      Executive Vice President, Chief Operating Officer, Director and           1989
                                              President of AVES
---------------------------------------------------------------------------------------------------------------------------------
Robert C. Nolt             52       2001      Chief Financial Officer and Director                                      1998
---------------------------------------------------------------------------------------------------------------------------------
Arthur G. Cohen            71       2002      Director                                                                  1990
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Koffman         34       2002      Director                                                                  1999
---------------------------------------------------------------------------------------------------------------------------------

         David L. Koffman was elected President and Chief Executive Officer of the Company in December of 1988. Prior to that time, he served as Director and Vice President of the Company for over five years.

         Frank Rabinovitz was elected Executive Vice President, Chief Operating Officer and Director of the Company in 1989. In addition he is the President of the Company's Audio Visual subsidiary and has served in this capacity for more than five years, as well as in various other executive and management capacities since 1980.

         Robert C. Nolt is Chief Financial Officer and Director of the Company. In addition, Mr. Nolt is Chief Financial Officer of Binghamton Industries, Inc., a company controlled by the principal shareholders of the Company. Prior to joining the Company, Mr. Nolt was Vice President of Finance of RRT-Recycle America, Inc. Mr. Nolt is a Certified Public Accountant with over 26 years of experience in the Accounting field and has served in a number of executive positions. Before joining RRT in 1993, Mr. Nolt was Chief Financial Officer for the Vestal, NY based Ozalid Corporation.

         Arthur G. Cohen has been a real estate developer and investor for more than eight years. Mr. Cohen is a Director of Baldwin and Arlen, Inc. Burton I. Koffman and Richard E. Koffman are parties to an agreement with Arthur G. Cohen pursuant to which they have agreed to vote their shares in favor of the election of Mr. Cohen to the Board of Directors of the Company.

         Jeffrey P. Koffman was elected Director of the Company in 1999. Mr. Koffman has served as a Director of Apparel America, Inc. since June 1995 and Executive Vice President of Apparel America, Inc. from June 1994 to February 1996. Mr. Koffman was appointed President of Apparel America, Inc. in February 1996. Apparel America, Inc. filed for protection from its creditors under Chapter 11 in 1998. Mr. Koffman served as a financial analyst with Security Pacific from 1987 to 1989. In 1989, Mr. Koffman became Vice President of Pilgrim Industries and in 1990, he became the President of that Company. From 1994 to the present, Mr. Koffman has served in an executive capacity with Tech Aerofoam Products.

           Information Concerning Operations Of The Board of Directors

         On October 26, 1999, the Board of Directors approved an amendment to the Company's Certificate of Incorporation providing for a one for ten reverse stock split. As of September 30, 1999, the Company had 27,663,597 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on any matter brought to a vote of the Company's stockholders. At the Annual Meeting of Stockholders held on November 22, 1999, pursuant to the Notice of Annual Meeting of the Stockholders and Proxy Statement dated October 26, 1999, a majority of the Company's stockholders representing 19,634,325 shares or 71% of the outstanding shares entitled to vote, approved the amendment.

         On May 22, 1998, the Board of Directors of the Company approved and authorized an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value of $.30 per share, from 10,000,000 shares to 30,000,000 shares and to change the par value to $.01 per share. As of May 22, 1998, the Company had 9,221,199 issued and outstanding shares of Common Stock. By written consent dated May 22, 1998, a majority of the Company's stockholders representing 4,898,245 shares, or 53% of the outstanding shares entitled to vote, approved the amendment.

         The Executive Committee of the Board of Directors consists of Mr. David
L. Koffman (Chair) and Mr. Frank Rabinovitz. The function of the Executive Committee is to exercise the powers of the Board of Directors to the extent permitted by Delaware law. As a rule, the Executive Committee meets to take action with respect to matters requiring Board of Directors approval and which cannot await a regular meeting of the Board or the calling of a special meeting. Under Delaware law and the Company's By-laws, both the Board and Executive Committee can act by unanimous written consent to all members.

         The Stock Option Committee of the Board of Directors was created to administer the Company's 1981 Incentive Stock Option Plan, as amended, pursuant to resolution adopted November 24, 1981, giving it authority to exercise powers of the Board with respect to the Plan. The Stock Option Committee consists of Mr. Frank Rabinovitz and Mr. Robert Nolt.

         The Audit Committee of the Board of Directors was created in 1991 to administer and coordinate the activities and results of the annual audit of the Company by independent accountants and to comply with NASDAQ listing requirements. The Audit Committee is comprised of Mr. Frank Rabinovitz and Mr. Robert Nolt.

         The Compensation Committee of the Board of Directors was created in 1993 to administer and review compensation structure, policy and levels of the Company. The Compensation Committee is composed of Mr. Frank Rabinovitz and Mr. David Koffman.

                               Executive Officers

         The following sets forth the names, ages and positions who are not directors and who are executive officers of the Company:

See Chart under Directors for executive officers.

                Compensation of Directors and Executive Officers

         Set forth in the following table is certain information relating to the approximate remuneration paid by the Company during the last three fiscal years to the Chief Executive Officer and to each of the most highly compensated executive officers whose total compensation exceeded $100,000.

=======================================================================================================
SUMMARY COMPENSATION TABLE (1,2,3)
-------------------------------------------------------------------------------------------------------
                                                                         Annual Compensation
                                                                         ------------------------------
                                                                Year         Salary          Bonus
                                                              --------   --------------  --------------
DAVID L. KOFFMAN                                                2000         $81,000           --
Chairman, President and Chief Executive Officer                 1999         141,750           --
                                                                1998         162,000           --

FRANK RABINOVITZ                                                2000        $162,000        $50,000
Director, Executive Vice President, Chief Operating Officer,    1999         162,000         50,000
President of AVES                                               1998         162,000         50,000
=======================================================================================================

(1) Does not include the value of non-cash compensation to the named individuals, which did not exceed the lesser of $50,000 or, 10% of such individuals' total annual salary and bonus. The Company provides a vehicle to each of the named executives for use in connection with Company business but does not believe the value of said vehicles and other non-cash compensation, if any, exceeds the lesser of $50,000 or 10% of the individual's total annual salary and bonus.

(2)  The Company has entered into Split Dollar Insurance Agreements with David
     L. Koffman and Frank Rabinovitz, pursuant to which the Company has obtained insurance policies on their lives in the approximate amounts of $5,743,400 and $497,700, respectively. The premium is paid by the Company. Upon the death of the individual, the beneficiary named by the individual is entitled to receive the benefits under the policy. The approximate amounts paid by the Company during the fiscal year ended April 30, 2000 for this insurance coverage were $0 and $25,373, respectively. Such amounts are not included in the above table.

(3) The Company has accrued Mr. Koffman's 2000, 1999 and 1998 salaries, however, he has deferred payment until such time as the Company's working capital position improves.

         The following table sets forth certain information relating to the value of stock options at April 30, 2000:

=================================================================================================================
                           Number of Unexercised Options at Fiscal    Value of Unexercised In-The-Money Options
                                           Year End                              at Fiscal Year End
-----------------------------------------------------------------------------------------------------------------
          Name                 Exercisable         Unexercisable         Exercisable          Unexercisable
-----------------------------------------------------------------------------------------------------------------
Frank Rabinovitz                 10,000                  0                   $0                     0
=================================================================================================================

o Based on the $0.81 per share closing bid price of the common stock on the NASDAQ Stock Exchange on April 30, 2000.

         Effective November 24, 1981 and approved at the annual stockholders' meeting in 1982, the 1981 Incentive Stock Option Plan (ISOP) was adopted. An amendment to the ISOP was adopted on December 11, 1989. This amendment increased the number of incentive stock options that can be granted from 15,000 shares to 60,000 shares. The ISOP provides for the granting to key employees and officers of incentive stock options, as defined under current tax laws. The stock options are exercisable at a price equal to or greater than the market value on the date of the grant.

         No stock options were granted during the fiscal year ended April 30, 2000.

         Effective September 15, 1994 and approved at the annual stockholders meeting in 1994, the 1994 Non-Employee Director Stock Option Plan (the "Director Plan") was adopted and 20,000 shares of the Company's Common Stock reserved for issuance under the Director Plan. The Director Plan provides for the automatic grant of non-transferable options to purchase Common Stock to non-employee directors of the Company; on the date immediately preceding the date of each annual meeting of stockholders in which an election of directors is concluded, each non-employee director then in office will receive options exercisable for 500 shares (or a pro rata share of the total number of shares still available under the Director Plan). No option may be granted under the Director Plan after the date of the 1998 annual meeting of stockholders.

         Options issued pursuant to the Director Plan are exercisable at an exercise price equal to not less than 100% of the fair market value (as defined in the Director Plan) of shares of Common Stock on the day immediately preceding the date of the grant. Options are vested and fully exercisable as of the date of the grant. Unexercised options expire on the earlier of (i) the date that is ten (10) years from the date on which they were granted, (ii) the date which is three calendar months from the date of the termination of the optionee's directorship for any reason other than death or disability (as defined in the Director Plan), or (iii) one year from the date of the optionee's disability or death while serving as a director.

         The Director Plan became effective immediately following the 1994 Annual Meeting of Stockholders. Each non-employee director in the office on the date immediately preceding the date of each year's annual meeting will receive options exercisable for 500 shares of common stock.

         During fiscal year ended April 30, 2000, no director options were granted to non-employee directors.

         Report of the Compensation Committee of the Board of Directors
                            on Executive Compensation

         Except pursuant to its ISOP and the Director Plan, the Company does not have any formal annual incentive program, cash or otherwise, nor does it make annual grants of stock options. Cash bonuses and stock options, including bonuses and options paid to executive officers, have generally been awarded based upon individual performance, business unit performance and corporate performance, in terms of cash flow, growth and net income as well as meeting budgetary, strategic and business plan goals.

         The Company is committed to providing a compensation program that helps attract and retain the best people for the business. The Company endeavors to achieve symmetry of compensation paid to a particular employee or executive and the compensation paid to other employees or executives both inside the Company and at comparable companies.

         The remuneration package of the Chief Executive Officer includes a percentage bonus based on the Company's profitable performance.

                                Performance Graph

         The following stock performance graph shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed or to constitute soliciting material under such Acts except to the extent that the Company specifically incorporates this information by reference.

         The following line graph compares the yearly change in cumulative total return on the Company's common stock for the past five years with the cumulative total return of (i) the NASDAQ Stock Market for US companies (MARKET INDEX), and
(ii) NASDAQ Non-Financial Stocks (PEER INDEX).

                               [GRAPHIC OMITTED]



                   Comparison of Five-Year Cumulative Returns


                                       04/30/95     04/30/96     04/30/97     04/30/98     04/30/99       4/30/00
Jayark Corporation                          100         40.0         20.0         16.0        3.125           6.8

CRSP Index for NASDAQ                       100        126.0        200.0        200.0        400.0         504.0
  Stock Market (US Companies)

CRSP Index for NASDAQ                       100        130.0        300.0        325.0        600.0         762.0
  Non Financial Stocks

         The graph assumes $100 was invested on April 30, 1995, in each of the following: the Company's common stock, the NASDQ Stock Market Index, and the NASDAQ sub index for Non-Financial Stocks. The Company's common stock performance shown is not necessarily indicative of future performance.


                                PROPOSAL NUMBER 2

                             Independent Accountants

         BDO Seidman, LLP, the independent public accountants that were previously engaged as the principal accountant to audit the Company's financial statements resigned as the Company's principal accountant on November 13, 2000. During the past five fiscal years up to November 13, 2000 there were no disagreements between the Company and BDO Seidman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, LLP, would have cause BDO Seidman, LLP to make reference to the subject matter of the disagreement or disagreements.

         The Company has hired KPMG to perform certain accounting services for the Company, and subject to stockholder approval, to perform an audit of the Company's financial statements for the fiscal year ending April 30, 2001. The hiring of KPMG was approved by the Board of Directors. During the Company's two most recent fiscal years and subsequent interim periods prior to the engagement of KPMG, the Company did not, nor did anyone on the Company's behalf, consult KPMG regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial report issue, or (B) any matter that was the subject of a disagreement between the Company and BDO Seidman, LLP, or an event described in paragraph 304(a)(1)(v) of the SEC's Regulation S-K. The Board of Directors has appointed KPMG as principal accountants for the fiscal year ending April 30, 2001, subject to the ratification of the appointment by stockholders at the annual meeting. Unless otherwise indicated, all properly executed proxies received by the Company will be voted in favor of the appointment of KPMG. An adverse vote will be considered as a direction to the Company to select other independent accountants in the following year.

         It is expected that a representative of KPMG will be available for the Annual Meeting, with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions. There will not be a representative from BDO Seidman, LLP available at the Annual Meeting.

                                PROPOSAL NUMBER 3

                     Approval Of The 2001 Stock Option Plan

                                     Purpose

         The purpose of the 2001 Stock Option Plan is to promote the long-term interests of the Company and its stockholders by attracting and retaining directors, officers, employees, consultants and advisors and motivating these persons to exert their best efforts on behalf of the Company.

         In furtherance of these objectives, the Company's Board of Directors has adopted the Stock Option Plan, subject to approval by the stockholders at the annual meeting. A summary of the Stock Option Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Stock Option Plan, a copy of which is attached to this proxy statement as Appendix A.

                     Administration Of The Stock Option Plan

         The Stock Option Plan will be administered by the Board of Directors. The Board may delegate its powers to a committee which shall consist of two or more members of the Board of Directors appointed by the Board of Directors, each of whom must be an "outside director," as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and a "non-employee director," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board will:

o  select persons to receive options from among the eligible participants;

o  determine the number of shares underlying options granted to participants;

o set the terms, conditions and provisions of the options consistent with the terms of the Stock Option Plan; and

o  establish rules for the administration of the Stock Option Plan.

         The Board has the power to interpret the Stock Option Plan and to make all other determinations necessary or advisable for its administration.

         In granting options under the Stock Option Plan, the Board will consider, among other factors, the value of the individual's services to the Company, and the added responsibilities of such individual being in the service of a public company.

                      Number Of Shares That May Be Awarded

         Under the Stock Option Plan, the Board may grant options for an aggregate of 250,000 shares of Company common stock. This amount represented approximately 9 percent of the shares issued and outstanding as of April 30, 2000. The Stock Option Plan also provides that no person may be granted options for more than 100,000 shares during any calendar year.

         The 250,000 shares of Company common stock available under the Stock Option Plan are subject to adjustment in the event of certain changes in the Company's capitalization, such as changes resulting from stock dividends and stock splits. As described in greater detail below, the total number of shares reserved for issuance under the Stock Option Plan may increase over time as a result of the "reload" feature contained in the Stock Option Plan. Shares underlying options that expire or are terminated unexercised will be available again for issuance under the Stock Option Plan.

         The Stock Option Plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of Company common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the Company.

                          Eligibility To Receive Awards

         The Board may grant options to all employees of the Company, as well as those other persons or entities who, in the opinion of the Board, are in a position to contribute significantly to the success of the Company. The Board will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted.

                            Exercise Price Of Options

         Under the terms of the Stock Option Plan, the exercise price of an option may not be less than the fair market value of the common stock on the date the option is granted. In the case of an "incentive stock option" (explained below) granted to a person who is the beneficial owner of more than ten percent of the outstanding shares of Company common stock, the exercise price must not be less than 110% of the fair market value of the common stock on the date of grant.

            Exercisability Of Options And Other Terms And Conditions

         Options under the Stock Option Plan may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the Internal Revenue Code, certain of the options granted under the Stock Option Plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date, except that an incentive stock option granted to a person who is the beneficial owner of more than ten percent of the outstanding shares of Company common stock may not be exercised later than five years after the grant date. Options which are not designated as and do not otherwise qualify as incentive stock options are referred to as "non-qualified stock options."

         The Board will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price of the stock option may be made. Unless otherwise determined by the Board and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant will remain exercisable for the lesser of (i) three months following such termination of service and
(ii) the period of time until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised will immediately be forfeited.

                           Effect Of Change In Control

         Under the Stock Option Plan, in the event of a change in control of the Company, unless the Board has provided otherwise in the award agreement evidencing the grant of the option, all outstanding options granted under the Stock Option Plan which are not fully vested will vest in full. A "change in control" of the Company will be deemed to occur if any of the following events arise: (1) any person or group becomes the beneficial owner of 50 percent or more of the outstanding shares of Company common stock; (2) as a result of or in connection with any cash tender offer, merger, sale of assets or contested election, there is a change in a majority of the Company's Board of Directors; or (3) the Company's stockholders approve an agreement providing either for a transaction in which the Company will no longer be an independent publicly-owned company or for a sale of all or nearly all of the Company's assets.

                           Transferability Of Options

         Each option awarded under the Stock Option Plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance, and shall be exercisable during the lifetime of the person to whom the option is granted by only such person.

                       Effect Of Merger On Option Or Right

         Upon a consolidation or merger or other business combination of the Company in which it is not the surviving corporation, the acquisition of all or substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that at least 20 days prior to the effective date of any such merger, consolidation, acquisition of stock or sale of assets, the Board may either (i) accelerate the exercisability, prior to the effective date of such merger, consolidation, acquisition of stock or sale of assets, of all outstanding options granted under this Plan, (ii) arrange, if there is a surviving or acquiring corporation, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant to employees and other optionholders replacement options (with substantially similar or, if not adverse to the optionees, different provisions with respect to exercisability) which, however, in the case of Incentive Options satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code, (iii) cancel all outstanding options in exchange for consideration in cash in an amount equal to the value of the shares, as determined by the Board in good faith, the optionee would have received had the option been exercised (to the extent then exercisable or to a greater extent, including in full, as the Board may determine) less the option price therefor, (iv) permit the purchaser of the Company's stock to deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company in cancellation of such options in an amount equal to the value of the shares, as determined by the Board in good faith, the optionee would have received had the option been exercised (to the extent then exercisable or to a greater extent, including in full, as the Board may determine), less the option price therefor, or (v) any combination of the above.

                            Amendment And Termination

         The Stock Option Plan will remain in effect for a term of ten years, after which no options may be granted. The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion of the Stock Option Plan, except to the extent stockholder approval is necessary under any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Company's common stock may then be listed or quoted. No amendment, suspension or termination of the plan, however, may impair the rights of any participant, without his or her consent, in any option grant made pursuant to the Stock Option Plan.

                         Federal Income Tax Consequences

         Under current federal tax law, a non-qualified stock option granted under the Stock Option Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to the Company. Upon the exercise of the non-qualified stock option, the excess of the market value of the shares acquired over their cost (i.e., the exercise price) is taxable to the optionee as ordinary income and is generally deductible by the Company. The optionee's tax basis for the shares is the market value of the shares at the time of exercise. Upon the sale of the shares, any appreciation in value of the shares from the time of exercise will be recognized by the optionee as a capital gain; this capital gain will be a short-term capital gain (and taxed at ordinary income rates) if the shares are sold within one year after the exercise and a long-term capital gain if the shares are sold more than one year after exercise.

         Neither the grant nor the exercise of an incentive stock option granted under the Stock Option Plan will result in any federal tax consequences to either the optionee or the Company. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price will be taxed as ordinary income and the Company will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the fair market value at the time of exercise will qualify as long-term capital gain if the shares are sold more than one year after the option is exercised. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame within an incentive stock option may be exercised following termination of employment is extended to one year if the termination results from the death or disability of the optionee.

                           Vote Required For Approval

         The affirmative vote of a majority of the votes cast by the holders of shares present at the annual meeting in person or by proxy and entitled to vote is required to approve the Stock Option Plan.

                                  Other Matters

         The Board of Directors is not aware of any other matters that are to be presented to stockholders for formal action at the meeting. However, if any other matter properly comes before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of proxy to vote those proxies in accordance with their judgment on the matter.

                Stockholders Proposals to the 2002 Annual Meeting

         Proposals of stockholders to be included in the Company's proxy materials for the 2002 annual meeting must be received in writing by the Company at its executive offices not later than May 15, 2001, in order to be included in the Company's proxy materials relating to that meeting.

                               Report on Form 10-K

         The Annual Report on Form 10-K, a separate report filed with the Securities and Exchange Commission, provides more detailed information on the Company. A copy may be obtained, without charge, by a written request directed to Jayark Corporation, 300 Plaza Drive, Vestal, New York 13580. The Company will also furnish any exhibits described in the list accompanying the Form 10-K, upon written request and payment of reasonable fees relating to the Company's furnishing such exhibits.

                                    Inquiries

         Stockholder inquiries regarding changes of address, transfer of certificates and lost certificates should be directed to the Company's transfer agent: American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005.

By Order Of The Board Of Directors

                                   APPENDIX A

                               JAYARK CORPORATION

                             2001 STOCK OPTION PLAN

This Plan (the "Plan") of Jayark Corporation (the "Company") provides that options for up to 250,000 shares (the "Shares") of the Company's Common Stock, $.01 par value (the "Stock"), may be granted to employees of the Company and its subsidiaries, as defined below, and to others who are in a position to make significant contributions to the success of the Company and its subsidiaries, as defined below. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not Incentive Options ("Nonqualified Options"), or both.

1. PURPOSE. The purpose of this Plan is to attract and retain employees and others who are in a position to contribute significantly to the success of the Company, to reward such contributions, and to encourage option holders to advance the long term interests of the Company through ownership of its Stock.

2. ADMINISTRATION.

(a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board, subject to the express provisions of the Plan, shall determine those persons to be granted options, the times when options shall be granted, the number of Shares subject to each option, and the terms and conditions of each option, and including whether each option is an Incentive Option or a Nonqualified Option. The Board shall establish the form of instruments granting options and any other instruments under the Plan, and the rules and regulations for the administration of the Plan, and may amend and rescind such instruments, rules and regulations. The Board shall interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan, and such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 16, the Board may, both generally and in particular instances, waive compliance by an optionholder with any obligation to be performed under an option and waive any condition or provision of any option, except that in the case of an Incentive Option the Board may not (other than in accordance with Section 5) grant any such waiver if such waiver would cause the Incentive Option to no longer qualify as an Incentive Option under Section 422 of the Code.

(b) Committee. The Board may, in its discretion, delegate its powers with respect to the Plan to a Stock Option Plan Committee (the "Committee"), in which event all references to the Board hereunder shall be deemed to refer to the Committee. The Committee shall be appointed by the Board and shall consist of at least two persons, each of whom shall be a director of the Company and each of whom shall be disinterested, as such term is defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and each of whom shall be an outside Director, as defined in Section 162(m) of the Code and related legislative history. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee.

(c) With respect to the participation of any officer or director in the Plan, his or her selection as an optionee, the number of option shares to be allocated to such officer or director, the exercise price and vesting of the options and all other terms and conditions of such options shall be determined by, or only in accordance with, the recommendations of a Committee established pursuant to the foregoing Section 2(b).

3. EFFECTIVE DATE AND TERM. This Plan shall become effective upon adoption by the Board or approval by the stockholders by at least a majority vote at a duly held meeting (or by written consent as provided by applicable law), whichever is earlier, but shall not become effective unless stockholder approval is obtained within twelve (12) months before or after the adoption of the Plan by the Board. The Board may grant options under this Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval. This Plan shall terminate ten years after its effective date.

4. SHARES SUBJECT TO THE PLAN. The Shares shall be reserved for issuance upon the exercise of options granted under the Plan. Shares subject to an option which expires or is terminated may again be subjected to an option under the Plan. Shares delivered under the Plan may be authorized but unissued Stock or treasury Stock. No fractional Shares shall be issued under the Plan.

5. CHANGES IN CAPITAL STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be adjusted appropriately in a manner determined by the Board to be equitable, whose determination shall be binding. The Board may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Option if it would constitute a modification, extension or renewal of the option within the meaning of Section 424(h) of the Code, unless the optionholder consents.

6. ELIGIBILITY. All employees of the Company and its subsidiaries, as well as those other persons or entities who, in the opinion of the Board, are in a position to contribute significantly to the success of the Company or its subsidiaries, shall be eligible to receive options under the Plan. A "subsidiary" for purposes of the Plan shall be a subsidiary corporation as defined in Section 424(f) of the Code. Incentive Options shall be granted only to "employees" as defined in the applicable provisions of the Code and regulations thereunder. Receipt of options under the Plan or of awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude an employee from receiving options or additional options under the Plan. In granting options the Board may include or exclude previous participants in the Plan as the Board may determine.

7. TERMS AND CONDITIONS OF OPTIONS.

(a) Number of Options. The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under the Plan and all other stock option plans of the Company or its subsidiaries or any parent corporation) shall not exceed $100,000.

(b) Exercise Price. The exercise price of each option shall be determined by the Board but, in the case of an Incentive Option, shall not be less than 100% (110% in the case of an Incentive Option granted to a ten-percent stockholder) of the fair market value of the stock subject to the option on the date of grant; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value. For this purpose, (i) "fair market value" shall be determined by the Board in good faith on a basis consistent with the provisions of Section 422 of the Code and the regulations promulgated thereunder, and (ii) "ten percent stockholder" shall mean any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

(c) Duration, Vesting and Conditions of Exercise. Each option shall be exercisable during such period or periods as the Board may determine, but in no case after the expiration of ten years (five years in the case of an Incentive Option granted to a "ten percent stockholder" as defined in (b) above) from the date of grant. In the discretion of the Board, options may be exercisable (i) in full upon grant or (ii) over or after a period of time conditioned on satisfaction of certain Company, division, group, office, individual or other performance criteria, including the continued performance of services to the Company or its subsidiaries. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

8. EXERCISE OF OPTIONS. Any exercise of an option shall be in writing pursuant to a written instrument in the form prescribed by the Board, signed by the proper person and delivered to the Company, accompanied by (a) such documents as may be required by this Plan, by such written instrument, or by the Board, and
(b) payment as required by such written instrument for the number of Shares for which the option is exercised. In addition, each exercise of an option shall be subject to such additional conditions as may be required by the Board, including without limitation those described in Section 9 of this Plan. No exercise of an option shall be effective, and the Company shall not be obligated to deliver any Shares, until all requirements and conditions for exercise have been met to the satisfaction of the Board.

9. CONDITIONS TO EXERCISE OF OPTIONS. Except as waived by the Board in a particular case, all the following conditions shall be complied with as a condition to the exercise of each option granted under the Plan:

(a) Legal Matters. In the opinion of the Company's counsel all applicable federal and state laws and regulations, including securities laws and regulations, shall have been complied with, and legal matters in connection with the issuance and delivery of such Shares shall have been approved by the Company's counsel.

(b) Listing and Registration of Shares. If at any time the Board shall determine that the listing, registration or qualification of the Shares covered by any option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such option or the issuance or purchase of Shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Board.

(c) Tax Undertakings. In the case of an option that is not an Incentive Option, the Board may require the optionholder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes, including withholding from regular cash compensation or giving of security to the Company adequate to meet the potential liability of the Company for withholding of tax) prior to the delivery of any Shares pursuant to the exercise of the option. In the case of an Incentive Option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for withholding of any federal or state tax with respect to a disposition of the Shares received upon exercise, the Board may require the optionholder to agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Shares received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

(d) Evidence of Authority. If an option is exercised by the legal representative of a deceased optionholder or by a person to whom the option has been transferred by the optionholder's will or by applicable laws of descent and distribution, the Company shall not be obligated to deliver Shares until satisfied as to the authority of the person exercising the option.

(e) Restrictions on Transfer of Stock. If the sale of Shares has not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws, the Company may require, as a condition to exercise of an option, such representations or agreements from the optionholder as counsel for the Company may consider appropriate to avoid violation of such Act or such state securities laws and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer. In addition, the Board may require as conditions to the grant or exercise of any option that the optionholder agree in writing to (i) restrictions on the transfer of Shares,
(ii) a right of first refusal of the Company to repurchase Shares in the event the holder desires to sell such Shares, and (iii) a right of the Company to repurchase Shares in the event of termination of employment or death or disability. Such restrictions and rights on the part of the Company shall be identified in the instrument granting the option.

10. PAYMENT FOR SHARES.

(a) Exercise Price. The exercise price for Shares purchased under an option shall be paid as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company; (ii) if permitted by the terms of the option (or in the case of a Nonqualified Option if permitted by the Board), by the delivery of share of Stock having a fair market value (as determined by the Board in good faith in its reasonable discretion) on the date of exercise equal to the exercise price, or (iii) by a combination of cash and Stock.

(b) Promissory Note. To the extent permitted by applicable margin regulations of the Board of Governors of the Federal Reserve System and other provisions of applicable law, the instrument granting an option may, in the discretion of the Board, permit the exercise price for Shares to be paid by payment of at least the par value by a combination of cash and Stock as provided above, and delivery to the Company of the optionholder's promissory note for the balance of the exercise price. Unless otherwise specified by the Board in the instrument granting the option, such note (i) shall bear interest at least equal to the Applicable Federal Rate, as determined under Section 1274(d) of the Code and published by the Service on a monthly basis, in effect for the month of exercise, (ii) shall be a fully recourse note, (iii) shall be secured by a pledge of the Shares acquired by exercising the option, and (iv) shall be payable in equal annual installments of principal and interest over a period of not more than five years after the exercise date (except that any such not shall be payable on demand in the event of termination of employment). Any such promissory note shall be in a form satisfactory to the Company.

11. NO RIGHTS AS STOCKHOLDER. Optionholders shall not have the rights of stockholders with regard to options granted under the Plan, except as to Shares actually purchased pursuant to such options.

12.NON TRANSFERABILITY OF OPTIONS. Each option granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person. Except as permitted by the preceding sentence, no option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (by operation of law or otherwise), and no such option, right or privilege shall be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any such option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void. Notwithstanding the above provisions of this Section 12, any option granted under this Plan may be pledged or hypothecated to secure an obligation to the Company.

13. TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY.

(a) Termination In General. Upon termination of the employment of an optionholder, any unexercised options shall terminate immediately, except as provided in Subsections (b), (c) and (d) below. For purposes of this Section 13, employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment among the Company and its subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option, which in the case of an Incentive Option is a transaction to which Section 424(a) of the Code applies. For all purposes of this Section 13, the term "employment" shall include the relationships of optionholders to the Company as directors, consultants and professional advisors.

(b) Termination Not For Cause. If such termination was not for cause, the optionholder may exercise any option which was otherwise exercisable on the date of termination for a period ending on the earlier of (i) the last day of the third month after such termination and (ii) the expiration date of such option pursuant to the first sentence of Section 7(c).

(c) Death. If termination of employment results from the optionholder's death, any option which was otherwise exercisable by such optionholder as of the time immediately before his or her death shall be exercisable by the optionholder's estate or by any person who acquired the options by bequest or inheritance for a period ending on the earlier of (i) one year after the death of the optionholder and (ii) the expiration date of such option pursuant to the first sentence of
Section 7(c). The Board may permit any option to be exercised for up to the total number of Shares subject to the option, or grant an option which by its terms is exercisable for up to the total number of Shares subject to the option, at any time within one year after the death of the optionholder, consistent with the above provisions.

(d) Disability. If the termination of employment results from the optionholder's disability, any option which was otherwise exercisable by such optionholder immediately prior to the termination of his employment shall be exercisable by him or her (or his or her legal representative) for a period ending on the earlier of (i) one year after such termination and (ii) the expiration date of such option pursuant to the first sentence of Section 7(c). The Board may permit any option to be exercised for up to the total number of Shares subject to the option, or grant an option which by its terms is exercisable for up to the total number of Shares subject to the option, at any time within one year after termination of employment, consistent with the above provisions. The term "disability" shall for this purpose be defined as such term is defined in
Section 22(e)(3) of the Code.

14. REORGANIZATIONS.

(a) Substitute Options. If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation the Board shall authorize the issuance or assumption of a stock option in a transaction to which Section 424(a) of the code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of said Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

(b) Termination of Options. In the event of a consolidation or merger in which the Company is not the surviving corporation, the acquisition of all or substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that at least 20 days prior to the effective date of any such merger, consolidation, acquisition of stock or sale of assets, the Board may either (i) accelerate the exercisability, prior to the effective date of such merger, consolidation, acquisition of stock or sale of assets, of all outstanding options granted under this Plan, (ii) arrange, if there is a surviving or acquiring corporation, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant to employees and other optionholders replacement options (with substantially similar or, if not adverse to the optionees, different provisions with respect to exercisability) which, however, in the case of Incentive Options satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code, (iii) cancel all outstanding options in exchange for consideration in cash in an amount equal to the value of the shares, as determined by the Board in good faith, the optionee would have received had the option been exercised (to the extent then exercisable or to a greater extent, including in full, as the Board may determine) less the option price therefor, (iv) permit the purchaser of the Company's stock to deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company in cancellation of such options in an amount equal to the value of the shares, as determined by the Board in good faith, the optionee would have received had the option been exercised (to the extent then exercisable or to a greater extent, including in full, as the Board may determine), less the option price therefor, or (v) any combination of the above.

15. EMPLOYMENT RIGHTS AND OTHER BENEFITS. Neither the adoption of the Plan nor the grant of options shall confer upon any employee any right to continued employment with the Company or any parent or subsidiary or affect in any way the right of the Company or such parent or subsidiary to terminate the employment of an employee at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise. Nothing in this Plan shall restrict the authority of the Board to grant stock options or to award bonuses or other benefits to employees or others otherwise than pursuant to the Plan.

16. DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION. The Board may at any time abandon the Plan or discontinue granting options under the Plan. With the consent of the optionholder, the Board may at any time cancel an existing option in whole or in part and grant another option for such number of shares as the Board specifies. The Board may at any time amend the Plan for the purpose of satisfying the requirements of Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the stockholders of the Company by at least a majority vote at a duly held meeting (or by written consent as provided by applicable law), (a) increase the maximum number of shares for which options may be granted under the Plan, (b) change the group of employees eligible to receive options under the Plan, (c) reduce the price at which Incentive Options may be granted, (d) extend the time within which Options may be granted, (e) alter the Plan in such a way that Incentive Options already granted hereunder would not be considered Incentive Options under Section 422 of the Code, (f) amend the provisions of this Section 16, or (g) make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section of the Securities Exchange Act of 1934, as amended. The termination or any modification or amendment of the Plan shall not adversely affect the rights of any optionholder under any option previously granted without his or her consent.

17. COMPLIANCE WITH RULE 16b-3. It is intended that the provisions of this Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Securities and Exchange Act of 1934, as amended, shall comply in all respects with the terms and conditions of Rule 16b-3 promulgated under such Act or any successor provisions thereto. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Securities Exchange Act of 1934, as amended.

ADOPTED by the Board of Directors of Jayark Corporation as of the 8th day of December 2000.

                                       /s/Robert L. Nolt, Assistant Secretary

APPROVED by the stockholders of Jayark Corporation as of the __ day of ________, 2000.

                                                   __________________ Secretary

                               JAYARK CORPORATION
                       2001 ANNUAL MEETING OF STOCKHOLDERS

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                                FEBRUARY 27, 2001

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY

                                JANUARY 23, 2001

The undersigned stockholder of Jayark Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy statement, each dated January 23, 2001, and hereby appoints David L. Koffman and Robert C. Nolt, and each of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of the Company, to be held on February 27, 2001, at 9:00 a.m., local time, at 300 Plaza Drive, Vestal, New York 13580, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


1.  Election of Directors.

    Nominees:   David L. Koffman       [ ] FOR      [ ] WITHHELD

                Frank Rabinovitz       [ ] FOR      [ ] WITHHELD

                Richard Ryder          [ ] FOR      [ ] WITHHELD

                Stephen Fisher         [ ] FOR      [ ] WITHHELD

                Paul Garfinkle         [ ] FOR      [ ] WITHHELD

2. To ratify the appointment of KPMG as independent accountants for the fiscal year ending April 30, 2001.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. To approve the Company's 2001 Stock Option Plan.


                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

4. In their discretion, upon any and all such other matters as may properly come before the meeting or any adjournment thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [ ]

MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT  [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DAVID L. KOFFMAN, FRANK RABINOVITZ, RICHARD RYDER, STEPHEN FISHER AND PAUL GARFINKLE, FOR THE RATIFICATION OF KPMG, FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                   This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

                   DATE: _________________________


                   _______________________________
                             Signature


                   DATE: _________________________


                   _______________________________
                             Signature


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.